Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints each of Robert F. Sharpe and Colleen Batcheler, his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra Foods, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under the ConAgra Foods 2006 Stock Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra Foods, Inc. and the name of the undersigned Director to the registration statement, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 28th day of September, 2006.

/s/ David H. Batchelder

________________________________

David H. Batchelder

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints each of Robert F. Sharpe and Colleen Batcheler, his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra Foods, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under the ConAgra Foods 2006 Stock Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra Foods, Inc. and the name of the undersigned Director to the registration statement, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 28th day of September, 2006.

/s/ Mogens C. Bay

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Mogens C. Bay

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints each of Robert F. Sharpe and Colleen Batcheler, his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra Foods, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under the ConAgra Foods 2006 Stock Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra Foods, Inc. and the name of the undersigned Director to the registration statement, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 28th day of September, 2006.

/s/ Stephen G. Butler

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Stephen G. Butler

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints each of Robert F. Sharpe and Colleen Batcheler, his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra Foods, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under the ConAgra Foods 2006 Stock Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra Foods, Inc. and the name of the undersigned Director to the registration statement, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 28th day of September, 2006.

/s/ John T. Chain, Jr.

________________________________

John T. Chain, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints each of Robert F. Sharpe and Colleen Batcheler, his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra Foods, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under the ConAgra Foods 2006 Stock Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra Foods, Inc. and the name of the undersigned Director to the registration statement, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 28th day of September, 2006.

/s/ Steven F. Goldstone

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Steven F. Goldstone

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints each of Robert F. Sharpe and Colleen Batcheler, her true and lawful attorney-in-fact and agent, with full power to act for her and in her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra Foods, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under the ConAgra Foods 2006 Stock Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra Foods, Inc. and the name of the undersigned Director to the registration statement, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 28th day of September, 2006.

/s/ Alice B. Hayes

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Alice B. Hayes

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints each of Robert F. Sharpe and Colleen Batcheler, his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra Foods, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under the ConAgra Foods 2006 Stock Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra Foods, Inc. and the name of the undersigned Director to the registration statement, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 28th day of September, 2006.

/s/ W.G. Jurgensen

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W.G. Jurgensen

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints each of Robert F. Sharpe and Colleen Batcheler, his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra Foods, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under the ConAgra Foods 2006 Stock Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra Foods, Inc. and the name of the undersigned Director to the registration statement, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 28th day of September, 2006.

/s/ Mark H. Rauenhorst

________________________________

Mark H. Rauenhorst

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints each of Robert F. Sharpe and Colleen Batcheler, his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra Foods, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under the ConAgra Foods 2006 Stock Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra Foods, Inc. and the name of the undersigned Director to the registration statement, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 28th day of September, 2006.

/s/ Carl E. Reichardt

________________________________

Carl E. Reichardt

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints each of Robert F. Sharpe and Colleen Batcheler, his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra Foods, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under the ConAgra Foods 2006 Stock Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra Foods, Inc. and the name of the undersigned Director to the registration statement, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 28th day of September, 2006.

/s/ Ronald W. Roskens

________________________________

Ronald W. Roskens

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints each of Robert F. Sharpe and Colleen Batcheler, his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra Foods, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under the ConAgra Foods 2006 Stock Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra Foods, Inc. and the name of the undersigned Director to the registration statement, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 28th day of September, 2006.

/s/ Kenneth E. Stinson

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Kenneth E. Stinson